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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                 April 11, 2006
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


            011-15489                                    65-0722193
            ---------                                    ----------
     (Commission File Number)                (IRS Employer Identification No.)


       11900 Biscayne Boulevard Suite 700
                 Miami, Florida                                  33181
                 --------------                                  -----
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 8.01  OTHER EVENTS

On April 11, 2006, the Company's auditor, McClain & Company, L.C. (the "Auditor"), filed a motion (the "motion") with the United States Bankruptcy Court for the Southern District of Florida, to withdraw from its engagement with the Company. The Auditor advised the Company that it believes it is no longer independent. The Company is contesting the motion.

The Company is not aware of any disagreements with the Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

As a result of the foregoing, the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2005 will be delayed.










                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           EPIXTAR CORP.
                                           (Registrant)


Date: April 18, 2006                  By  /s/ IRVING GREENMAN
                                         -------------------
                                          Irving Greenman
                                          President and Chief Financial Officer